UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 23, 2020

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54355	92-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Johnson Avenue

Bohemia, NY 11716

(Address of principal executive offices)

(631)-521-7831

(Registrant’s telephone number, including area code)

_____________________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On December 23, 2020, Amplitech Group, Inc. (the “Company”), amended and restated its by-laws in order to clarify and disclose the current bylaws. On December 23, 2020, the Company filed amended and restated articles of incorporation to keep the authorized shares of Common Stock at 500,000,000 and set the authorized shares of blank check preferred stock at 1,000,000. On December 23, 2020, the Company filed an amended and restated certificate of designation of preferences, rights and limitations, of the Series A convertible preferred stock (the “Series A Preferred”) in order to restate the designation of 401,000 shares of blank check Preferred Stock as Series A Preferred and refile the rights thereof. On December 23, 2020, the Company filed a certificate of withdrawal in order to withdraw the previous Series B preferred stock designation

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment, filed with the Secretary of State of the State of Nevada on December 23, 2020.

3.2	Certificate of Amendment of Designation, filed with the Secretary of State of the State of Nevada on December 23, 2020.

3.3	Certificate of Withdrawal of Designation, filed with the Secretary of State of the State of Nevada on December 23, 2020.

3.4	Amended and Restated By-Laws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amplitech Group, Inc.

December 28, 2020	By:	/s/ Fawad Maqbool
Fawad Maqbool
	Title:	President

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EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Amendment, filed with the Secretary of State of the State of Nevada on December 23, 2020.

3.2	Certificate of Amendment of Designation, filed with the Secretary of State of the State of Nevada on December 23, 2020.

3.3	Certificate of Withdrawal of Designation, filed with the Secretary of State of the State of Nevada on December 23, 2020.

3.4	Amended and Restated By-Laws.

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